SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


         Michigan                                     38-0819050
  (State of incorporation)               (IRS employer identification number)

          901 44th Street SE                              49508
        Grand Rapids, Michigan                          (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 5. Other Events and Regulation FD Disclosure

On September 2, 2003, Steelcase Inc. announced that it has sold its Attwood Corporation marine hardware and accessories business unit to Brunswick Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.










                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                STEELCASE INC.

Date: September 2, 2003

                                                        /S/ JAMES P. KEANE
                                                    ----------------------------

                                                         James P. Keane
                                                      Senior Vice President
                                                    and Chief Financial Officer
                                                    (Duly Authorized Officer and
                                                    Principal Financial Officer)